                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Schroder Series Trust
           ----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

           ----------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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        / /  Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                             SCHRODER SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                     SCHRODER INVESTMENT GRADE INCOME FUND
                    SCHRODER SMALL CAPITALIZATION VALUE FUND
                           SCHRODER MIDCAP VALUE FUND

                                                                   July 11, 2000

DEAR SHAREHOLDER:

    You are cordially invited to attend the Meeting of Shareholders (the "Meeting") of Schroder Investment Grade Income Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund, each a series of Schroder Series Trust, to be held on August 11, 2000, at 10:00 a.m., Eastern time, at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York. At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Meeting of Shareholders.

    Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                             SCHRODER SERIES TRUST
                     SCHRODER INVESTMENT GRADE INCOME FUND
                    SCHRODER SMALL CAPITALIZATION VALUE FUND
                           SCHRODER MIDCAP VALUE FUND

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                            ------------------------

    A Meeting of Shareholders (the "Meeting") of Schroder Investment Grade Income Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund, each a series of Schroder Series Trust (the "Trust"), will be held at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York, on August 11, 2000, at 10:00 a.m., Eastern time, for the following purposes:

    To approve:

    I. A proposal to adopt a new investment objective for Schroder Investment Grade Income Fund.

    II. The following proposals to revise or eliminate fundamental investment policies of the Funds, each to be considered separately by the particular Fund (shareholders of Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund will consider each of proposals A through G; shareholders of Schroder MidCap Value Fund will consider proposals B and C only):

       A. To eliminate the Fund's fundamental policy regarding short sales.

       B.  To revise the Fund's fundamental policy regarding borrowing.

       C. To eliminate the Fund's fundamental policy regarding pledging or otherwise encumbering assets.

       D. To eliminate the Fund's fundamental policy regarding purchasing securities which are also owned by officers and Trustees of the Trust and its affiliates.

       E. To eliminate the Fund's fundamental policy regarding buying or selling oil, gas, or other mineral leases, rights, or royalty contracts.

       F. To eliminate the Fund's fundamental policy regarding investments made for the purpose of gaining control of a company's management.

       G. To revise the Fund's fundamental policy regarding limits on acquiring the voting securities of any one issuer.

    III. To consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on June 30, 2000 are entitled to notice of and to vote at the Meeting.

                                          By order of the Trustees,

                                          [/S/ ALAN M. MANDEL]
                                          Alan M. Mandel
                                          CLERK

July 11, 2000

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                             SCHRODER SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019
                     SCHRODER INVESTMENT GRADE INCOME FUND
                    SCHRODER SMALL CAPITALIZATION VALUE FUND
                           SCHRODER MIDCAP VALUE FUND

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    The enclosed proxy is solicited on behalf of the Trustees of Schroder Series Trust (the "Trust") for use at the Meeting of Shareholders (the "Meeting") of Schroder Investment Grade Income Fund, Schroder Small Capitalization Value Fund, and Schroder MidCap Value Fund (each a "Fund", and collectively, the "Funds"), each a series of the Trust, to be held on August 11, 2000, at 10:00 a.m., Eastern time, at the offices of the Trust at 787 Seventh Avenue, 34th Floor, New York, New York, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders (the "Notice"). Shareholders of record as of the close of business on June 30, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting or at any adjourned session. The Notice, this Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise made available to shareholders on or about July 11, 2000.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the Trust (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

    As of the Record Date, there were outstanding 4,053,821 shares of Schroder Investment Grade Income Fund, 3,692,988 shares of Schroder Small Capitalization Value Fund, and 648,029 shares of Schroder MidCap Value Fund. Each share is entitled to one vote, with fractional shares voting proportionally.

    Schroder Investment Management North America Inc. ("SIMNA") is the investment adviser of each Fund and Schroder Fund Advisors Inc. ("Schroder Fund Advisors") is the principal underwriter of each Fund. The address of SIMNA and of Schroder Fund Advisors is 787 Seventh Avenue, New York, New York 10019. The address of State Street Bank and Trust Company, the administrator for each Fund, is 225 Franklin Street, Boston, Massachusetts 02110.

    COPIES OF THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ISSUED BY THE TRUST AND INCLUDING INFORMATION ABOUT THE FUNDS MAY BE OBTAINED WITHOUT CHARGE. FOR COPIES, PLEASE CALL THE TRUST AT 800-464-3108 OR WRITE THE TRUST AT P.O. BOX 8507, BOSTON, MA 02266.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED.

    The following table identifies the various proposals set forth in the Proxy Statement and indicates which Fund(s) are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                    SCHRODER                  SCHRODER SMALL
                                    INVESTMENT GRADE          CAPITALIZATION VALUE      SCHRODER MIDCAP
PROPOSAL                            INCOME FUND               FUND                      VALUE FUND
I.
Proposal to adopt a new investment             X
objective
II. A.
Proposal to eliminate the Fund's               X                         X
fundamental policy regarding short
sales
II. B.
Proposal to revise the Fund's                  X                         X                         X
fundamental policy regarding
borrowing
II. C.
Proposal to eliminate the Fund's
fundamental policy regarding                   X                         X                         X
pledging or otherwise encumbering
assets
II. D.
Proposal to eliminate the Fund's
fundamental policy regarding
purchasing securities which are                X                         X
also owned by officers and
Trustees of the Trust and its
affiliates
II. E.
Proposal to eliminate the Fund's
fundamental policy regarding                   X                         X
buying or selling oil, gas, or
other mineral leases, rights, or
royalty contracts
II. F.
Proposal to eliminate the Fund's
fundamental policy regarding                   X                         X
investments made for the purpose
of gaining control of a company's
management
II. G.
Proposal to revise the Fund's
fundamental policy regarding                   X                         X
limits on acquiring the voting
securities of any one issuer

PROPOSAL I.  NEW INVESTMENT OBJECTIVE FOR SCHRODER INVESTMENT GRADE INCOME FUND

    INVESTMENT OBJECTIVE. Based on its investment outlook and analysis of the fixed income securities markets and other economic factors, SIMNA believes that the long-term investment performance of Schroder Investment Grade Income Fund may be enhanced if the Fund is managed in accordance with an investment objective of seeking maximum long-term total return. "Total return" consists of current income, including dividends, interest, and discount accruals, plus capital appreciation, less capital depreciation. Based on research and analyses regarding market sectors, individual issuers, and market conditions, SIMNA hopes to produce favorable long-term total returns for the Fund by investing in fixed-income securities, and by using an active trading strategy and various derivative strategies to take advantage of perceived inefficiencies in fixed-income markets.

    SIMNA has recommended that the Fund change its investment objective to reflect this investment strategy. The Fund's current investment objective is:

       "To seek current income consistent with preservation of capital. Growth of capital is a secondary objective, to the extent consistent with the Fund's principal objective."

The proposed new investment objective would be:

       "To seek maximum long-term total return consistent with preservation of capital."

The name of the Fund would be changed to "Schroder Total Return Fixed Income Fund."

    The Fund's current investment objective is non-fundamental, which means that it may be changed without shareholder approval. However, the Fund's prospectus currently provides that as a matter of policy, the Trustees will seek shareholder approval of any material change to the Fund's investment objective. Accordingly, the Trustees are proposing that the shareholders approve the proposed change to the Fund's investment objective.

    INVESTMENT POLICIES. Under the proposed new investment objective, the Fund's investment program would be expanded to include a broader range of fixed income and other securities. In addition to U.S. Government securities, corporate debt securities, money market instruments, and various mortgage-backed securities, the Fund would also be permitted to invest in preferred stocks and, to a substantial extent, in debt securities denominated in currencies other than the U.S. dollar, including securities of developing countries and of private issuers in those countries.

    In addition, SIMNA has recommended that the Fund be permitted to invest a higher percentage of its assets in lower-rated debt securities (sometimes referred to as "junk bonds"), which generally offer higher yields than higher-rated debt securities and may offer the potential for greater capital appreciation. Currently, the Fund may not invest more than 25% of its assets in securities rated below the third highest rating category by Moody's Investor Services, Inc. or Standard and Poor's Ratings Services, and will normally not invest more than 10% of its assets in junk bonds. SIMNA has recommended that these policies be changed so that the Fund may invest up to 35% of its assets in junk bonds.

    Under the new investment program, SIMNA may also place greater emphasis on the use of derivative instruments, such as options, futures contracts, and options on futures contracts, in an attempt to increase the Fund's total return. In addition, as described in Proposal II below, the Fund would be able to engage in short sales.

    Appendix A to this Proxy Statement describes the Fund's principal investment strategies proposed to be implemented if the proposed new investment objective is approved. The Fund's proposed investment objective and policies will be non-fundamental, which means they may be changed in the future by vote of the Trustees without shareholder approval.

    RISKS. SIMNA believes that the changes outlined above have the potential to enhance the Fund's long-term investment return. However, the changes are also likely to subject the Fund to potentially higher levels of risk and volatility, including risks associated with increased investments in junk bonds, short sales, derivative instruments, and foreign securities (including those issued by emerging market countries or by private issuers in those countries). APPENDIX A INCLUDES A DESCRIPTION OF THESE AND A NUMBER OF OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND AFTER IMPLEMENTATION OF THE PROPOSED CHANGES. PLEASE READ THESE SECTIONS CAREFULLY.

    TRUSTEES' RECOMMENDATION. Based on SIMNA's recommendations, the Trustees unanimously recommend that shareholders vote FOR changing the Fund's investment objective as described above. In approving the proposal, the Trustees considered SIMNA's belief that the new objective and policies may enhance the Fund's long-term investment performance and that the proposed new investment objective and principal strategies will provide SIMNA with increased flexibility in pursuing an active trading strategy in the fixed-income markets. They also considered that these changes may involve additional risks for the Fund, including those associated with increased investments in junk bonds, short sales, derivative instruments, and foreign securities (including those issued by emerging market countries or by private issuers in those countries).

    REQUIRED VOTE. Approval of this proposal requires the affirmative vote of more than 50% of the shares of Schroder Investment Grade Income Fund voted at the meeting, if a quorum is present. Thirty percent (30%) of the Fund's shares entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the matter. If shareholders of the Fund vote to approve this proposal, then the proposal will become effective regardless of the outcome of shareholder votes on any of the measures under Proposal II.

PROPOSAL II. ELIMINATION OF OR REVISIONS TO FUNDAMENTAL INVESTMENT POLICIES

    As described in the following proposals, SIMNA has recommended that shareholders of the noted Funds approve the elimination of or revisions to certain fundamental investment policies. The purpose of each of these proposed changes is to increase a Fund's investment flexibility and/or reduce compliance burdens by: (1) modernizing and limiting the scope of fundamental policies that are required under applicable law and (2) eliminating restrictive policies that various state securities authorities formerly imposed on certain types of mutual funds.

BACKGROUND

    The Investment Company Act of 1940, as amended (the "1940 Act"), requires a registered investment company like the Trust, and each series of the Trust, such as the Funds, to have "fundamental" investment policies governing certain of their investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental. "Fundamental" investment policies can be changed only by a shareholder vote. Certain of the Funds' fundamental investment policies were adopted in the past in response to regulatory, business, or industry requirements, and conditions that in many cases no longer prevail. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law, by preempting state securities ("Blue Sky") regulations for many investment companies. The specific proposals, and SIMNA's reasons for recommending them, are described below. Note that shareholders of the MidCap Value Fund are being solicited only with regard to proposals B and C below, because the other proposals relate to investment restrictions that don't currently apply to the MidCap Value Fund.

PROPOSALS

       A. ELIMINATION OF FUNDAMENTAL POLICY REGARDING SHORT SALES. (Proposed for Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund Only)

    A short sale involves the sale of a security that is later borrowed from a broker or other institution to complete the sale. Each of Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund currently observes a fundamental investment policy(1) which allows each Fund to engage in short sales only "against the box." Generally, this means that the Fund must contemporaneously own or have the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those securities it sells short. Short sales "against the box" are generally used to hedge against the risk of decline in the value of securities held in a portfolio.

    If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund, thereby permitting the Fund to engage in short sales that are not "against the box."

    SCHRODER INVESTMENT GRADE INCOME FUND. In connection with Schroder Investment Grade Income Fund's proposed new investment objective and investment program described in Proposal I above, SIMNA has recommended permitting the Fund to engage in expanded uses of short sales in an attempt to hedge against changes in interest rates, to adjust the portfolio duration of the Fund, or otherwise to increase the Fund's potential for total return. SIMNA believes that it may be able to use short sales to take advantage of temporary disparities in pricing in the fixed-income securities markets. For instance, SIMNA may be able "lock in" gains associated with these temporary disparities by purchasing a fixed-income security and taking a short position with respect to the same security trading at a higher price. SIMNA may also use short sales for the Fund to hedge against the risk that the price of a fixed-income security held by the Fund will decline. The Fund may also sell a security short which it does not own if SIMNA believes that the price of a security will decline. SIMNA believes that these strategies will provide the Fund with additional flexibility in pursuing its proposed new investment objective.

    SCHRODER SMALL CAPITALIZATION VALUE FUND. In selecting investments for Schroder Small Capitalization Value Fund, SIMNA analyzes, among other things, a company's financial data and business fundamentals in an attempt to identify small capitalization companies whose financial or business assets or whose prospects for earnings growth are undervalued by the market. SIMNA believes that a useful by-product of this analysis is the identification of companies who securities are overvalued by the market. In

------------------------

    (1) The policy provides that each Fund may not: "Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short."

this regard, SIMNA believes that it may be able to enhance Fund performance by using short sales when it anticipates that the price of an overvalued security will decline. Accordingly, SIMNA has recommended that the Fund be permitted to engage in short sales that are not "against the box" in order to take advantage of this strategy.

    Each Fund's use of short sales not "against the box" would involve certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. (Those losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.) In addition, short positions may result in a loss if a portfolio strategy of which the short is a part is otherwise unsuccessful. In making a short sale (other than a short sale "against the box"), each Fund may be required to segregate assets determined by SIMNA to be liquid in accordance with procedures established by the Trustees.

       B.  REVISED FUNDAMENTAL POLICY REGARDING BORROWING.
           (Proposed for all Funds)

    If this proposal is approved by the shareholders of a Fund, that Fund's fundamental policy relating to borrowing money will be amended and restated to read as follows:

       "The Fund may not borrow money, except to the extent permitted by applicable law."

    Under its current fundamental policy(2), each Fund generally may borrow money in an amount only up to 10% of the value of its total assets (not including the amount borrowed), and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. In addition, any borrowings must be repaid by a Fund before the Fund purchases any additional investments.

    The 1940 Act generally permits a mutual fund to borrow from banks in an amount equal to one-third of its total assets, including the amount borrowed. SIMNA has recommended the revised policy to give each Fund the flexibility to borrow up to that higher legal limit.

    SIMNA believes that the change would afford each Fund increased flexibility to borrow money for administrative purposes, including to satisfy net redemptions of the Fund's shares. This may minimize situations in which a Fund is forced to sell portfolio securities, at possibly disadvantageous prices, in order to satisfy redemption requests. Under the proposed new policy, a Fund would no longer be required to repay borrowings before it purchases additional investments. Accordingly, a Fund could borrow money

------------------------

    (2) The policies for Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund provide that neither Fund may: "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased." The policy for Schroder MidCap Value Fund provides that the Fund may not: "Borrow money in excess of 10% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased."

when that would be advantageous without having to suspend or otherwise alter its normal investment practices.

    The proposed policy would also permit each Fund to borrow money for the purpose of investing in additional securities. This practice, known as "leverage", increases the Fund's market exposure and its risk. SIMNA currently has no expectation of using borrowed money for leverage. When a Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. A Fund will also incur interest expense on borrowed money. The extent to which a Fund borrows money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on SIMNA's ability to predict market movements correctly.

       C. ELIMINATION OF FUNDAMENTAL POLICY REGARDING PLEDGING OR OTHERWISE ENCUMBERING ASSETS.
           (Proposed for all Funds)

    Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund each observe a fundamental policy providing that the Fund may not:
"pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with [the Fund's current fundamental policy regarding borrowing described in Section II.B of this Proxy Statement]". Schroder MidCap Value Fund observes a similar fundamental policy providing that the Fund may not: "pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets and then only in connection with [the Fund's current fundamental policy regarding borrowing described in Section II.B of this Proxy Statement]." If shareholders of a Fund approve this proposal, the noted policy will be eliminated for that Fund.

    These policies were adopted by the Funds in response to Blue Sky requirements which no longer apply. Although none of the Funds currently intends to change its current practices with respect to pledging or otherwise encumbering its assets, SIMNA believes it would be in the best interest of the Funds to reserve the flexibility to permit the Funds to engage in these practices to the extent permitted by applicable law.

    Pledging or otherwise encumbering Fund assets entails certain risks. For instance, a Fund could incur costs or encounter delays in recovering the amounts pledged or, in the event of the insolvency of the pledgee, the Fund might not be able to recover some or all of the pledged assets.

       D. ELIMINATION OF FUNDAMENTAL POLICY REGARDING PURCHASING SECURITIES WHICH ARE ALSO OWNED BY OFFICERS AND TRUSTEES OF THE TRUST AND ITS AFFILIATES.
           (Proposed for Schroder Investment Grade Income Fund and
           Schroder Small Capitalization Value Fund Only)

    Each of Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund currently has a fundamental policy which provides that the Fund may not: "invest in securities of any issuer, if officers and Trustees of the Trust and officers and directors of [SIMNA] who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities." If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund.

    The policy was adopted by each Fund in response to Blue Sky requirements which no longer apply, apparently in an effort to limit certain possible conflicts of interest. Elimination of the policy potentially increases the risk of such conflicts of interest. SIMNA has recommended eliminating the policy because it is not required by law, and because SIMNA and the Trust each observe other compliance policies and procedures, as described in the Funds' Codes of Ethics, designed to address the types of potential conflicts of interest addressed by the fundamental policy.

       E. ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTMENTS IN OIL, GAS, OR OTHER MINERAL LEASES, RIGHTS, OR ROYALTY CONTRACTS.
           (Proposed for Schroder Investment Grade Income Fund and
           Schroder Small Capitalization Value Fund Only)

    Each of Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund currently has a fundamental policy which provides that the Fund may not: "buy or sell oil, gas, or other mineral leases, rights, or royalty contracts, although it may purchase securities of issuers which deal in, represent interests in, or are secured by interests in such leases, rights, or contracts, and it may acquire or dispose of such leases, rights, or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby." If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund.

    The policy was adopted by each Fund in response to Blue Sky requirements which no longer apply. SIMNA has recommended eliminating the policy because it is not required by law and complicates the Funds' and SIMNA's compliance obligations.

    Investments in oil, gas, or other mineral leases, rights or royalty contracts entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policy of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses for such materials and related products.

    The Funds have no intention of buying or selling oil, gas or other mineral leases, rights or royalty contracts.

       F. ELIMINATION OF FUNDAMENTAL POLICY REGARDING INVESTMENTS MADE FOR THE PURPOSE OF GAINING CONTROL OF A COMPANY'S MANAGEMENT.
           (Proposed for Schroder Investment Grade Income Fund and
           Schroder Small Capitalization Value Fund Only)

    Each of Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund currently has a fundamental policy which provides that it may not: "make investments for the purpose of gaining control of a company's management." If shareholders of a Fund approve this proposal, the policy will be eliminated for that Fund.

    The policy was adopted by each Fund in response to Blue Sky law requirements which no longer apply. Although neither Fund currently intends to invest in a company for purpose of exercising control over the company, SIMNA has recommended the proposal because it could potentially enhance a Fund's ability to protect or enhance the value of its investments through the exercise of influence, in appropriate circumstances, on the management of companies in which the Funds invest. SIMNA would do so consistent with any limitation imposed from time to time by applicable law and SIMNA's proxy voting policies. Investments by a Fund for the purpose of gaining control of a company may involve possible risks including becoming an affiliated party of the company (which might entail a risk of reducing liquidity of the Fund's investments) and reducing the diversification of the Fund.

       G. REVISED FUNDAMENTAL POLICY REGARDING ACQUIRING THE VOTING SECURITIES OF ANY ONE ISSUER.
           (Proposed for Schroder Investment Grade Income Fund and
           Schroder Small Capitalization Value Fund Only)

    If this proposal is approved by the shareholders of Schroder Investment Grade Income Fund or Schroder Small Capitalization Value Fund, that Fund's fundamental policy relating to acquiring the voting securities of any one issuer will be amended and restated to read as follows:

       "The Fund may not, as to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or to securities of other investment companies."

    In order to be classified as a "diversified" investment company under
Section 5(b)(1) of the 1940 Act, an investment company must limit the amount of an issuer's voting securities it holds in accordance with that Section. Currently, Schroder Investment Grade Income Fund and Schroder Small Capitalization Value Fund each observe a fundamental investment policy providing that the Fund may not: "acquire more than 10% of the voting securities of any issuer." This policy is more restrictive than is required for "diversified" investment companies under Section 5(b)(1). If the proposed new fundamental policy is adopted, each Fund would be permitted to hold the maximum amount of an issuer's voting securities permitted by Section 5(b)(1).

    In particular, under each Fund's current policy, the 10% limit applies to all of the Fund's assets. Under the new policy, and in accordance with Section 5(b)(1), the 10% limit would only apply with respect to 75% of the Fund's total assets. Therefore, with respect to the remaining 25% of each Fund's assets, the Fund could hold more than 10% of an issuer's outstanding voting securities. In addition, consistent with Section 5(b)(1), the proposed new policy would not apply to U.S. Government securities or securities of other investment companies.

    SIMNA has proposed the new policy to give each Fund increased flexibility to take larger positions in a particular issuer to the extent permitted for "diversified" investment companies under the 1940 Act. The proposed new policy, if adopted, could increase the risk associated with a Fund by permitting it to invest a greater percentage of its assets in a single issuer. In this regard, the Fund may be more vulnerable to changes in the value of a particular security and to economic, political or other factors affecting a particular issuer.

    TRUSTEES' RECOMMENDATIONS. Based on SIMNA's recommendations, the Trustees unanimously recommend that shareholders of the noted Funds vote FOR each of Proposals II.A, II.B, II.C, II.D, II.E, II.F, and II.G.

    REQUIRED VOTE. Approval by a Fund of each of Proposals II.A, II.B, II.C, II.D, II.E, II.F, and II.G requires the affirmative vote of "majority of the outstanding voting securities" of that Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. Thirty percent (30%) of the shares of a Fund entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the matter by such Fund, although a larger percentage will be necessary to approve the proposals. Approval by a Fund's shareholders of any of the parts of this Proposal II will be effective regardless of the outcome of shareholder voting for that Fund in connection with Proposal I or any of the other parts of this Proposal II.

III. MISCELLANEOUS

    SHARE OWNERSHIP INFORMATION. To the knowledge of the Trust, as of June 30, 2000, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.

    The following table shows the percentage of the outstanding shares of each Fund owned as of June 30, 2000 by the Schroder & Co. Inc. Profit-Sharing, Savings Incentive, and Pension Plans (the "Schroder & Co. Plans") (all located at 787 Seventh Avenue, New York, NY 10019), and the Lewco Securities Corp. Profit Sharing and Thrift Plans (the "Lewco Plans") (located at Lewco Securities Corp., 34 Exchange Place, Jersey City, NJ 07311). Certain directors and officers of SIMNA and certain officers of the Trust may be participants in one or more of the Schroder & Co. Plans or Lewco Plans.

                                                         % OF FUND SHARES
                                                             OWNED BY
                                                  SCHRODER & CO. AND LEWCO PLANS
                                                  ------------------------------
Schroder Investment Grade Income Fund........                  48.58%
Schroder Small Capitalization Value Fund.....                  24.48%
Schroder MidCap Value Fund...................                  67.60%

    Due to their ownership of shares of Schroder Investment Grade Income Fund and Schroder MidCap Value Fund, the Schroder & Co. Plans and the Lewco Plans may be deemed to control those Funds. The Trust has been notified that in August 2000, a substantial portion of those assets will be redeemed.

    To the knowledge of the Trust, as of June 30, 2000, no other person owned of record or beneficially more than 5% of the outstanding shares of any of the Funds, except as set forth below.

                                                                                           PERCENTAGE OF
                                                                                           OUTSTANDING
RECORD OR BENEFICIAL OWNER                   FUND                                          SHARES OWNED
-------------------------------------------  -------------------------------------------   -------------
New York Life Trust Company*                 Investment Grade                                   5.48%
Attn: Bill Perret                            Income Fund
260 Cherry Hill Road 4th Floor
Parsippany, NJ 07054-1108

Jupiter & Company*                           Investment Grade                                  33.28%
C/O Investors Bank & Trust                   Income Fund
P.O. Box 9130
FPG 90
Boston, MA 02117-9130

                                                                                           PERCENTAGE OF
                                                                                           OUTSTANDING
RECORD OR BENEFICIAL OWNER                   FUND                                          SHARES OWNED
-------------------------------------------  -------------------------------------------   -------------
State Street Bank & Trust Company*           Investment Grade                                   7.64%
Trustee of the Lewco                         Income Fund
  Securities Pension Plans
T26501 Attn: Paul Chwaliszewski
P.O. Box 351
Boston, MA 02102-0351

Schroder U.S. Holdings Inc.                  Investment Grade                                  41.91%
Attn: Margaret Douglas-Hamilton              Income Fund
787 7th Avenue 34th Floor
New York, NY 10019-6018

The Henry L. Hillman                         Small Capitalization                               6.26%
  Foundation, Inc.                           Value Fund
Ronald W. Wertz, Secretary
2000 Grant Building
Pittsburgh, PA 15219

The Bank of New York TTEE FBO                Small Capitalization                               5.83%
Tri Valley Growers                           Value Fund
Atth: Michael A. Polis
Master Trust Department
One Wall Street 12th Floor
New York, NY 10005-2500

Jupiter & Company*                           Small Capitalization                               6.72%
C/O Investors Bank & Trust                   Value Fund
P.O. Box 9130
FPG 90
Boston, MA 02117-9130

FP VII Kinship Corporation                   Small Capitalization                               7.68%
Eric Schreiner, Vice President               Value Fund
400 Skokie Blvd. Ste. 300
Northbrook, IL 60062-7903

New York Life Trust Company*                 Small Capitalization                              10.91%
Attn: Bill Perret                            Value Fund
260 Cherry Hill Road 4th Floor
Parsippany, NJ 07054-1108

New York Life Trust Company*                 MidCap Value Fund                                  6.14%
Attn: Bill Perret
260 Cherry Hill Road 4th Floor
Parsippany, NJ 07054-1108

                                                                                           PERCENTAGE OF
                                                                                           OUTSTANDING
RECORD OR BENEFICIAL OWNER                   FUND                                          SHARES OWNED
-------------------------------------------  -------------------------------------------   -------------
Jupiter & Company*                           MidCap Value Fund                                 47.53%
C/O Investors Bank & Trust
P.O. Box 9130
FPG 90
Boston, MA 02117-9130

State Street Bank & Trust Company*           MidCap Value Fund                                 13.87%
Trustee of the Lewco
  Securities Pension Plans
T26501 Attn: Paul Chwaliszewski
P.O. Box 351
Boston, MA 02102-0351

Charles Schwab & Co. Inc.                    MidCap Value Fund                                  6.34%
Special Custody Account For the Benefit of
Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Salomon Smith Barney                         MidCap Value Fund                                  8.48%
333 W. 34th Street 7th Floor
New York, NY 10001-2483

Schroder Capital Management International    MidCap Value Fund                                  7.09%
Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019-6018

    --------------------------------

    * Shares held in these accounts are also reflected in the ownership of the Schroder & Co. and Lewco Plans shown in the table above.

    OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy in the enclosed form of proxy card.

    SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, the Trustees of the Trust and employees of SIMNA or its affiliates may solicit proxies in person or by telephone. The Trust has retained D.F. King & Co., Inc. ("D.F. King"), 77 Water Street, 20th Floor, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining D.F. King and other expenses incurred in connection with the solicitation of proxies, other than expenses in connection with solicitation by the employees of SIMNA, will be borne by SIMNA.

    SHAREHOLDER VOTING BY TELEPHONE. In addition to voting by mail or in person at the meetings, you may give your voting instructions over the telephone by calling 800-488-8095. A representative of D.F. King will answer your call. When receiving your instructions by telephone, the D.F. King representative is required to ask you for your full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the number of shares of the Fund owned, and to confirm that you have received the proxy statement in the mail. If the information you provide matches the information provided to D.F. King by SIMNA, then the D.F. King representative will explain the process. D.F. King is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. D.F. King will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call D.F. King immediately if the confirmation does not reflect your instructions correctly. You may receive a call from a representative of D.F. King if SIMNA has not yet received your vote. D.F. King may ask you for authority, by telephone, to permit D.F. King to sign a proxy on your behalf. D.F. King will record all instructions it receives from shareholders by telephone, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trust believes those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on any proposal, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposal as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and Bylaws. The persons named as proxies will vote in favor of such adjournment on any proposal those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment all proxies which withhold authority to vote for such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by SIMNA.

    TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the President of the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "FOR" each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal I to change the investment objective of Schroder Investment Grade Income Fund, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal. With respect to all other Proposals to revise or eliminate a fundamental investment policy, abstentions and broker non-votes will have the effect of negative votes on the proposals.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 2000. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                      APPENDIX A

SCHRODER TOTAL RETURN FIXED INCOME FUND
(formerly, Schroder Investment Grade Income Fund)

- INVESTMENT OBJECTIVE. To seek maximum long-term total return consistent with preservation of capital.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in fixed-income securities that are "investment grade" quality. To be considered "investment grade", the securities must be rated (at the time of investment) in one of the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services, or determined by Schroder to be of comparable quality. The Fund may invest the remainder of its assets in securities rated below investment grade.

    The Fund normally expects to invest a substantial portion of its assets in U.S. Government securities. The Fund may also invest in a variety of other fixed-income securities, including corporate debt securities, preferred stocks, and money market instruments. The Fund may invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. dollar, including up to 10% of its assets in securities of developing countries and of private issuers in those countries.

    The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. In addition, the Fund may buy or sell a variety of derivative and related instruments with respect to fixed-income securities, indices and interest rates for risk management or investment purposes. These may include short sales, options, futures contracts, and options on futures contracts.

    The Fund may trade its portfolio securities actively to take advantage of perceived inefficiencies in the fixed-income markets based on Schroder's research and analyses regarding market sectors, individual issuers, and market conditions. The Fund's active trading strategy may lead to high levels of portfolio turnover, which may involve higher Fund expenses and tax liability for shareholders.

    The Fund will normally maintain an average portfolio duration of between three and seven years. Portfolio duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity", and is used to determine the sensitivity of a security's price to changes in interest rates.

-  PRINCIPAL RISKS.

    DEBT SECURITIES. The principal risks of investing in the Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For example, if interest rates were to rise, the value of fixed-income securities held by the Fund would typically fall. Securities having longer durations would tend to experience greater price declines in response to rising interest rates. If the Fund's portfolio duration is relatively long at a time when interest rates were to rise, the value of the Fund's shares would likely fall more than if the Fund had invested in securities with shorter durations. By contrast, if interest rates were to fall, the value of fixed-income securities held by the Fund would typically rise. Securities having shorter durations would tend to experience smaller price increases in response to falling interest rates. If the Fund's portfolio duration is relatively short at a time when interest rates were to decline, the value of the Fund's shares would likely rise less than if the Fund had invested in securities with longer durations.

    The Fund is also subject to the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligations when due. This could cause the Fund's portfolio securities to decline in value, especially where an issuer defaults on its obligations.

    FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Investments in securities of issuers in developing countries may experience high levels of volatility. Risks of investing in such countries include greater political and economic instability than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and uncertainties associated with dependence on revenue from particular commodities or international aid.

    JUNK BONDS. The Fund may invest up to 35% of its assets in securities rated below investment grade (sometimes referred to as "junk bonds"). Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The values of lower rated securities held by the Fund may be more volatile than those of higher rated securities.

    MORTGAGE-BACKED SECURITIES. The Fund's investment in mortgage-backed securities may involve special risks relating to unscheduled prepayment on the mortgages underlying the securities. Falling interest rates tend to increase prepayments, which could significantly shorten the effective maturities of mortgage-backed securities. Similarly, rising interest rates tend to reduce prepayments, which could significantly lengthen the effective maturities. When interest rates decline, significant unscheduled prepayments on the underlying mortgages would have to be reinvested at the then-prevailing lower rates. Therefore, the Fund's mortgage-backed securities may have less potential for capital appreciation during periods of falling interest rates than other fixed-income securities of comparable maturities. However, the securities have a comparable risk of decline in market value during periods of rising interest rates. The Fund's investments in other types of asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

    SHORT SALES. The Fund may sell securities short. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline, or when Schroder attempts to take advantage of temporary disparities in pricing in the fixed-income securities markets. Short positions may result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

    ACTIVE TRADING STRATEGY. The Fund is also subject to the risk that Schroder's active trading strategy will not be successful, which depends greatly on Schroder's ability to analyze and identify inefficiencies accurately in fixed-income markets, sectors and issuers, and to predict market movements generally.

    DERIVATIVES. The Fund's use of derivative instruments involves the risk that the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When the Fund uses derivatives for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

                      SCHRODER INVESTMENT GRADE INCOME FUND

                        A SERIES OF SCHRODER SERIES TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                FOR A MEETING OF SHAREHOLDERS ON AUGUST 11, 2000

The shareholder signing on the reverse side of this proxy card hereby appoints Alan M. Mandel, Carin F. Muhlbaum and Alexandra Poe, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of the Fund indicated above to be held at the offices of Schroder Series Trust to be held at 787 Seventh Avenue, New York, New York 10019 on August 11, 2000 at 10:00 a.m. (Eastern Time), and at any adjournment thereof, all of the shares of the Fund which the shareholder signing on the reverse side of this proxy card would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
            ENVELOPE. TO VOTE BY TELEPHONE, CALL 1-800-488-8095.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------


  [SC378 - SCHRODER SERIES TRUST INVESTMENT GRADE INCOME FUND NON-SCAN PROXY]
          [FILE NAME: SC3782.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3782

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals I, II.A, II.B, II.C, II.D, II.E, II.F, AND II.G.

-------------------------------------
SCHRODER INVESTMENT GRADE INCOME FUND
-------------------------------------

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                        / /

CONTROL NUMBER:
RECORD DATE SHARES:

                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------


------Shareholder sign here----------------------Co-owner sign here-------------

                                                        For   Against  Abstain

I.    To approve a new investment objective             / /     / /      / /
      for the Fund.

II.A. To eliminate the Fund's fundamental policy        / /     / /      / /
      regarding short sales.

II.B. To revise the Fund's fundamental policy           / /     / /      / /
      regarding borrowing.

II.C. To eliminate the Fund's fundamental policy
      regarding pledging or otherwise encumbering       / /     / /      / /
      assets.

II.D. To eliminate the Fund's fundamental policy
      regarding purchasing securities which are         / /     / /      / /
      also owned by officers and Trustees of the Trust and its affiliates.

II.E. To eliminate the Fund's fundamental policy
      regarding buying or selling oil, gas, or          / /     / /      / /
      other mineral leases, rights or royalty
      contracts.

II.F. To eliminate the Fund's fundamental policy
      regarding investments made for the purpose       / /     / /      / /
      of gaining control of a company's management.

II.G. To revise the Fund's fundamental policy
      regarding limits on acquiring the voting         / /     / /      / /
      securities of any one issuer.
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

  [SC378 - SCHRODER SERIES TRUST INVESTMENT GRADE INCOME FUND NON-SCAN PROXY]
          [FILE NAME: SC3781.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3781

                    SCHRODER SMALL CAPITALIZATION VALUE FUND

                        A SERIES OF SCHRODER SERIES TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                FOR A MEETING OF SHAREHOLDERS ON AUGUST 11, 2000

The shareholder signing on the reverse side of this proxy card hereby appoints Alan M. Mandel, Carin F. Muhlbaum and Alexandra Poe, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of the Fund indicated above to be held at the offices of Schroder Series Trust to be held at 787 Seventh Avenue, New York, New York 10019 on August 11, 2000 at 10:00 a.m. (Eastern Time), and at any adjournment thereof, all of the shares of the Fund which the shareholder signing on the reverse side of this proxy card would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
            ENVELOPE. TO VOTE BY TELEPHONE, CALL 1-800-488-8095.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------





  [SC376 - SCHRODER SERIES TRUST SMALL CAPITALIZATION VALUE FUND NON-SCAN PROXY]
         [FILE NAME: SC3762.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3762

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals II.A, II.B, II.C, II.D, II.E, II.F, AND II.G.

----------------------------------------
SCHRODER SMALL CAPITALIZATION VALUE FUND
----------------------------------------

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                        / /

CONTROL NUMBER:
RECORD DATE SHARES:


                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------


------Shareholder sign here----------------------Co-owner sign here-------------

                                                        For   Against  Abstain

II.A. To eliminate the Fund's fundamental policy        / /     / /      / /
      regarding short sales.

II.B. To revise the Fund's fundamental policy           / /     / /      / /
      regarding borrowing.

II.C. To eliminate the Fund's fundamental policy
      regarding pledging or otherwise encumbering       / /     / /      / /
      assets.

II.D. To eliminate the Fund's fundamental policy
      regarding purchasing securities which are         / /     / /      / /
      also owned by officers and Trustees of the Trust and its affiliates.

II.E. To eliminate the Fund's fundamental policy
      regarding buying or selling oil, gas, or          / /     / /      / /
      other mineral leases, rights or royalty
      contracts.

II.F. To eliminate the Fund's fundamental policy
      regarding investments made for the purpose       / /     / /      / /
      of gaining control of a company's management.

II.G. To revise the Fund's fundamental policy
      regarding limits on acquiring the voting         / /     / /      / /
      securities of any one issuer.
NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.







  [SC376 - SCHRODER SERIES TRUST SMALL CAPITALIZATION VALUE FUND NON-SCAN PROXY]
          [FILE NAME: SC3761.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3781

                            SCHRODER MIDCAP VALUE FUND

                        A SERIES OF SCHRODER SERIES TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                FOR A MEETING OF SHAREHOLDERS ON AUGUST 11, 2000

The shareholder signing on the reverse side of this proxy card hereby appoints Alan M. Mandel, Carin F. Muhlbaum and Alexandra Poe, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders (the "Meeting") of the Fund indicated above to be held at the offices of Schroder Series Trust to be held at 787 Seventh Avenue, New York, New York 10019 on August 11, 2000 at 10:00 a.m. (Eastern Time), and at any adjournment thereof, all of the shares of the Fund which the shareholder signing on the reverse side of this proxy card would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
TO VOTE BY MAIL, PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
            ENVELOPE. TO VOTE BY TELEPHONE, CALL 1-800-488-8095.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------





              [SC310 - SCHRODER SERIES TRUST MIDCAP VALUE FUND]
          [FILE NAME: SC3102.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3102

/x/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposals II.B and II.C.

----------------------------------------
SCHRODER MIDCAP VALUE FUND
----------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:


                                                 -------------------------------
Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------


------Shareholder sign here----------------------Co-owner sign here-------------

                                                        For   Against  Abstain

II.B. To revise the Fund's fundamental policy           / /     / /      / /
      regarding borrowing.

II.C. To eliminate the Fund's fundamental policy
      regarding pledging or otherwise encumbering       / /     / /      / /
      assets.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                                                        / /

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.







               [SC310 - SCHRODER SERIES TRUST MIDCAP VALUE FUND]
          [FILE NAME: SC3101.ELX] [VERSION - 2] [06/28/00 (06/27/00)]
SC3101